                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Abacus Direct Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                           ABACUS DIRECT CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 6, 1997

To our Stockholders:

     You are cordially invited to attend the annual meeting of the stockholders, or any adjournments or postponements thereof (the "Meeting"), of Abacus Direct Corporation (the "Company"), which will be held on June 6, 1997 at 9:30 A.M.
(EST), at The RIHGA Royal Hotel, 151 West 54th Street, New York, New York, for the following purposes:

     1. To elect four directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified (Proposal
1);

     2. To consider and vote upon a proposal to ratify and approve the adoption by the Board of Directors of certain amendments to the 1996 Stock Incentive Plan of the Company (Proposal 2);

     3. To ratify the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 (Proposal 3); and

     4. To transact such other business as may properly be brought before the Meeting.

     Stockholders of record at the close of business on April 14, 1997 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report of the Company for the fiscal year ended December 31, 1996 is being mailed to stockholders simultaneously herewith.

     YOU ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO BE PRESENT, KINDLY COMPLETE AND SIGN THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATES, AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR VOTE CAN BE RECORDED.

                                            By order of the Board of Directors

                                            M. Anthony White
                                            Chief Executive Officer

April 30, 1997
Westminster, Colorado

                           ABACUS DIRECT CORPORATION
                                8774 YATES DRIVE
                          WESTMINSTER, COLORADO 80030

                                PROXY STATEMENT

     Your proxy is solicited by the Board of Directors of Abacus Direct Corporation (the "Company") for use at the annual meeting of stockholders, or any adjournment or postponement thereof, to be held on Friday, June 6, 1997 (the "Meeting") at 9:30 A.M. (EST), at The RIHGA Royal Hotel, 151 West 54th Street, New York, New York, for the purposes set forth in the attached Notice of Meeting. This Proxy Statement and form of proxy are being mailed to stockholders on or about May 1, 1997.

     Any stockholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of revocation to the Secretary of the Company; mere attendance at the Meeting, without such notice, will not revoke the proxy. Properly executed proxies will be voted in the manner directed by a stockholder and, if no direction is made, will be voted FOR the election of each of the four management nominees for election as directors (Proposal 1), FOR the ratification and approval of the adoption of certain amendments described herein (the "Amendments") to the 1996 Stock Incentive Plan of the Company (the "1996 Plan") (Proposal 2) and FOR the ratification of the appointment of Price Waterhouse LLP as the Company's independent auditors (Proposal 3).

     The Board of Directors does not intend to present at the Meeting any matters other than those set forth in this Proxy Statement, nor does the Board of Directors know of any other matters which may come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote it in accordance with their judgment.

     As of April 14, 1997, the record date fixed for the determination of stockholders entitled to notice of and to vote at the Meeting, there were outstanding 9,507,823 shares of the Company's common stock, par value $.001 per share (the "Common Stock") which is the only outstanding class of voting securities of the Company. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon.

     The By-laws of the Company provide that stockholders holding one-third of the shares of Common Stock shall constitute a quorum at meetings of the stockholders. Shares represented in person or by proxy as to any matter will be counted toward the fulfillment of a quorum. The affirmative vote of a plurality of the votes cast in person or by proxy is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast in person or by proxy is necessary for the approval of the ratification of the adoption of the Amendments (Proposal 2) and the ratification of the appointment of independent auditors (Proposal 3).

     Votes at the Meeting will be tabulated by two independent inspectors of election appointed by the Company or the Company's transfer agent. Since the affirmative vote of a plurality of votes cast is required for the election of directors, abstentions and "broker non-votes" will have no effect on the outcome of such election. Since the affirmative vote of a majority of the votes cast is necessary for the approval of the ratification and approval of the adoption of the Amendments (Proposal 2) and the ratification of the appointment of independent auditors (Proposal 3), an abstention will have the same effect as a negative vote, but "broker non-votes" will have no effect on the outcome of the vote.

     Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes."

     Only stockholders of record at the close of business on April 14, 1997 will be entitled to vote at the Meeting or any adjournment or postponement thereof.

     IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND

TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE RETURN YOUR EXECUTED PROXY PROMPTLY.

                           STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 14, 1997 (i) the name, address and holdings as to each person (including any "group" as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) known by the Company to be the beneficial owner of more than five percent of the Common Stock, and (ii) the beneficial ownership of Common Stock of each of the executive officers and directors of the Company and all executive officers and directors of the Company as a group.

                    NAME AND ADDRESS OF                      AMOUNT AND NATURE OF
                     BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP    PERCENT OF CLASS
                    -------------------                      --------------------    ----------------
Charles River Partners(1)..................................         978,272                10.3
  One Thousand Winter Street
  Suite 3300
  Waltham, Massachusetts 02154
M. Antony White(2).........................................         873,000                 9.1
  590 Fifth Avenue
  New York, New York 10036
Karl M. Friedman(3)........................................         765,102                 8.1
  8774 Yates Drive
  Westminster, CO 80030
Putnam Investments(4)......................................         738,503                 7.8
  One Post Office Square
  Boston, Massachusetts
Pilgrim Baxter & Associates, Ltd.(5).......................       1,007,600                10.6
  1255 Drummers Lane
  Suite 300
  Wayne, PA 19087
Daniel C. Snyder(6)........................................         445,819                 4.5
Frank Kenny(7).............................................              --              *
Antony H. Lee(7)...........................................              --              *
All executive officers and directors as a group (5
  persons).................................................       2,083,921(8)             20.7

---------------

 *  Less than one (1%) percent

(1) Based upon information supplied by Charles River VI, G.P. Comprised of 831,532 and 146,740 shares of Common Stock held by each of Charles River Partners VI and Charles River Partners VI-A, respectively. Charles River VI, G.P. serves as the general partner of each such entities and exercises voting and investment power with respect to the shares owned by such entities. Richard M. Burnes, Jr. who is General Partner of Charles River, served as a director of the Company from January 1992 through August 6, 1996.

(2) Includes presently exercisable options to purchase 108,000 shares of Common Stock, subject to certain repurchase rights of the Company.

(3) Includes 76,191, 76,950, 4,590 and 4,590 shares owned by the Karl Friedman Family Foundation, the Karl M. Friedman Retained Annuity Trust, the Alison Nicole Friedman Trust and the Ashley Friedman Trust, respectively, over which Mr. Friedman exercises voting power. Mr. Friedman disclaims beneficial ownership of such shares.

(4) Based upon information supplied by Putnam Investments, Inc., ("PI") on behalf of Marsh and McLennan Companies, Inc. ("MMC") Putnam Investment Management, Inc. ("PIM") and The Putnam Advisory Company, Inc. ("PAC"). PI, a wholly owned subsidiary of MMC, owns PIM, investment advisors to the Putnam family of mutual funds and PAC, investment advisor to Putnam's institutional clients.

(5) Based upon information supplied by Pilgrim Baxter & Associates, Ltd., Gary
    L. Pilgrim and Harold J. Baxter.

(6) Comprised of presently exercisable options to purchase 445,819 shares of Common Stock, subject to certain repurchase rights of the Company.

(7) Excludes options to purchase 4,000 shares of Common Stock, owned by each of such individuals, which are not exercisable within 60 days of the date hereof.

(8) Includes presently exercisable options to purchase 553,819 shares of Common Stock, subject to certain repurchase rights of the Company.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The By-laws of the Company provide that the Company shall have between two and twelve directors, with such number to be fixed by the Board of Directors. Effective at the time and for the purposes of the Meeting, the number of directors of the Company, as fixed by the Board of Directors pursuant to the By-laws of the Company, is five.

     Unless otherwise specified, each proxy received will be voted for the election as directors of the four nominees named below to serve until the 1998 annual meeting of stockholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in the Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the By-laws of the Company.

     Karl M. Friedman has announced that he will resign as an officer and as a director of the Company effective no later than the earlier of June 30, 1997 or thirty days after a successor Chief Financial Officer commences employment with the Company. The Board of Directors has named four nominees for election and has not yet nominated or appointed anyone to fill the vacancy on the Board which will be created by the resignation of Mr. Friedman. The Board of Directors plans to fill such vacancy as soon as an appropriate and willing candidate is selected.

     The following persons have been nominated as directors:

     M. Anthony White, 47, has served as Chairman of the Board, Chief Executive Officer and a director of the Company since he co-founded the Company in May 1989. Mr. White served as Senior Vice President -- Marketing and General Manager of National Demographics and Lifestyles ("NDL"), a consumer database company, from January 1982 through January 1990. Mr. White holds a B.A. degree in Economics and Social Studies from the School of Business at Trinity College in Dublin.

     Daniel C. Snyder, 49, has served as President and Chief Operating Officer and a director of the Company since July 1995. Prior to joining the Company, Mr. Snyder served as Senior Vice President and General Manager of the direct insurance business unit of Providian Corporation, a financial services company, from August 1990 to June 1995. Prior to that, Mr. Snyder served in various management positions with Equifax, Inc. a consumer information company, from 1970 to 1990, most recently as Vice President -- Equifax Marketing Services, Inc. He also serves as National Chairman of the Direct Marketing Association's Insurance and Financial Services Council. Mr. Snyder holds a degree in Business Administration from Sinclair College.

     Frank Kenny, 53, has served as a director of the Company since December 1989. Mr. Kenny has served as Managing Partner of Delta Partners Ltd., a venture capital firm, since June 1994. Mr. Kenny has served as Managing Partner of Beta Partners, Inc., a venture capital firm, since 1987. Mr. Kenny holds an M.B.A. degree from the University of Chicago.

     Antony H. Lee, 41, has served as a director of the Company since October, 1996. Mr. Lee has served as President and a Director of National Catalog Corporation, a catalog fulfillment and warehousing company, since he founded the company in 1995. Mr. Lee served as President and a director of Aegis Safety Holdings Inc., a direct marketer and retailer of safety products, from its founding in 1989 until it was sold in 1995. Mr. Lee holds a Bachelor of Laws degree from the University of London, King's College.

                       EXECUTIVE OFFICERS OF THE COMPANY

                    NAME                                 POSITION WITH THE COMPANY
                    ----                                 -------------------------
M. Anthony White.............................  Chairman of the Board and Chief Executive
                                               Officer
Daniel C. Snyder.............................  President and Chief Operating Officer
Karl M. Friedman(1)..........................  Senior Vice President -- Finance, Chief
                                               Financial Officer, Secretary and Treasurer

---------------

(1) Mr. Friedman has announced that he will resign as an officer and director of the Company effective no later than the earlier of June 30, 1997 or thirty days after a successor Chief Financial Officer commences employment with the Company.

     See the table of nominees for election as directors for biographical data with respect to Messrs. White and Snyder.

     Karl M. Friedman, 48, has served as Senior Vice President -- Finance, Chief Financial Officer, Secretary, Treasurer and a director of the Company since he co-founded the Company in May 1989. Mr. Friedman served as Senior Vice
President -- Finance and Chief Financial Officer of NDL from December 1981 through January 1990. Mr. Friedman is a Certified Public Accountant and holds an M.B.A. degree from the University of Michigan Graduate School of Business.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth, for the fiscal years ended December 31, 1996 and 1995, compensation paid by the Company to the Chief Executive Officer and to each of the other executive officers of the Company who served in such capacities during fiscal year 1996, including salary, bonuses, stock options and certain other compensation:

                                            ANNUAL COMPENSATION            LONG TERM COMPENSATION
                                        ----------------------------   -------------------------------
                                                                                        ALL OTHER
     NAME AND PRINCIPAL POSITION        YEAR   SALARY($)    BONUS($)   OPTIONS(#)   COMPENSATION($)(1)
     ---------------------------        ----   ---------    --------   ----------   ------------------
M. Anthony White......................  1996   $262,885     $253,606    108,000          $10,591
  Chairman of the Board and             1995    216,875       54,000         --            5,455
  Chief Executive Officer
Daniel C. Snyder......................  1996    212,885      206,442         --           10,693
  President and Chief Operating
     Officer                            1995     99,370(2)    50,000    445,819           45,203(3)
Karl M. Friedman......................  1996    153,062      109,718         --           10,177
  Senior Vice President -- Finance,     1995    145,080       38,000         --            4,982
  Chief Financial Officer, Secretary
  and Treasury

---------------

(1) The Company provides each of Messrs. White, Snyder and Friedman with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to the rules promulgated under the Exchange Act. The amounts shown include (i) matching contributions by the Company for each of Messrs. White, Snyder and Friedman under the Company's 401(k) retirement savings plan (the "401(k) Plan") maintained by the Company, which permits salaried employees to make tax-deferred contributions of a portion of their base compensation pursuant to Section 401(k) of the Internal Revenue Code, and (ii) Insurance premiums paid by the Company on behalf of each of Messrs. White, Snyder and Friedman under term life and disability insurance plans that the Company provides for certain key employees.

(2) Mr. Snyder's employment by the Company commenced in July 1995. His annualized salary for the year ended December 31, 1995 was $200,000.

(3) Includes $42,000 in moving and relocation expenses paid by the Company to Mr. Snyder.

OPTIONS GRANTED IN FISCAL 1996

     The following information is furnished for the fiscal year ended December 31, 1996 with respect to the Company's Chief Executive Officer and each of the other executive officers of the Company, for stock options granted during such fiscal year.

                                               % OF TOTAL OPTIONS
                                 OPTIONS      GRANTED TO EMPLOYEES      EXERCISE PRICE
            NAME               GRANTED (#)     DURING FISCAL YEAR       PER SHARE($/S)       EXPIRATION DATE
            ----               -----------    --------------------    -------------------    ---------------
M. Anthony White.............    108,000(1)            46%                   $4.20               5/3/06
Daniel C. Snyder.............         --               --                       --                   --
Karl M. Friedman.............         --               --                       --                   --

---------------

(1) Such option has a term of 10 years and was granted under the Company's Amended and Restated 1989 Stock Option Plan. Such option is immediately exercisable but is subject to repurchase by the Company in the event that Mr. White's employment with the Company ceases for any reason (other than due to death or disability), with such repurchase right terminating in 20% increments on each anniversary of the date of grant.

  Aggregated Option Exercises in Fiscal 1996 and Fiscal Year End Option Values

     The following information is furnished for the fiscal year ended December 31, 1996 with respect to the Company's Chief Executive Officer and each of the other executive officers of the Company for stock option exercises during such fiscal year.

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN THE MONEY
                                                                OPTIONS AT 12/31/96 (#)           OPTIONS AT 12/31/96 ($)
                            SHARES ACQUIRED      VALUE       -----------------------------   ---------------------------------
           NAME             ON EXERCISE(#)    REALIZED($)    EXERCISABLE   NON-EXERCISABLE    EXERCISABLE     NON-EXERCISABLE
           ----             ---------------   ------------   -----------   ---------------   -------------   -----------------
M. Anthony White..........         0                0          108,000            0            $1,571,400             0
Daniel C. Snyder..........         0                0          445,819            0             7,770,625             0
Karl M. Friedman..........        --               --               --           --                    --            --

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements (the "Employment Agreements"), which became effective October 2, 1996, with each of M. Anthony White, Daniel C. Snyder and Karl M. Friedman (the "Executives"). Each of the Employment Agreements has an initial term of one year and provides for automatic renewal for up to three additional one year periods, unless the Company or the Executive elects to terminate the agreement by written notice. The Employment Agreements provide for initial annual base salaries for each of Messrs. White, Snyder and Friedman of $300,000, $250,000 and $159,000, respectively, with future increases based on increases in the consumer price index or by such higher amount as determined by the Company's Board of Directors. The Employment Agreements also provide that each Executive may be granted a bonus of up to fifty percent (50%) of the Executive's base salary based on the Company's financial performance, and any additional bonus the Company's Board of Directors may deem appropriate. The Company may terminate each of the Employment Agreements for disability or with or without cause. Each Executive may terminate his Employment Agreement in the event of (i) a material breach of the agreement by the Company, (ii) the Executive's removal from his current position without cause, or (iii) "a change in control" of the Company. In the event the Company terminates an Executive's employment for a reason other than disability or cause, or if the Executive terminates his employment as set forth above, or if the respective Employment Agreement is not renewed, such Executive will be entitled to receive a payment equal to the annual base salary then in effect and the bonus amount the Executive would have been eligible for on the date of the termination.

     Under the Employment Agreements, "change in control" of the Company means
(i) the acquisition by any person of beneficial ownership of forty percent (40%) or more of the voting stock of the Company or (ii) the approval by the Board of Directors of a sale of all or substantially all of the assets of the Company unless the Executive is a member of the Board of Directors who affirmatively votes in favor of such sale transaction resulting in the "change of control."

     The Company is the beneficiary of a $1.5 million key man life insurance policy with respect to each of Messrs. White, Snyder and Friedman.

STOCK OPTION PLANS

  Amended and Restated 1989 Stock Option Plan

     Administration and Eligibility. The Company adopted an Amended and Restated 1989 Stock Option Plan (the "1989 Plan") for officers, directors, employees, and consultants of the Company in March 1989. The 1989 Plan authorizes the granting of stock options to purchase an aggregate of up to 1,836,000 shares of Common Stock. Options granted to employees pursuant to the 1989 Plan may either be Incentive Stock Options ("ISOs") or non-ISOs. The 1989 Plan is administered by the Board of Directors. The Board may determine the exercise price provided that such price may not be less than the fair market value of the Common Stock on the date of grant. The Board of Directors of the Company has determined not to grant further options under the 1989 Plan.

     Options. The options granted under the 1989 Plan vest either (i) in either four or five equal annual installments commencing on the first anniversary of the date of grant, or (ii) immediately, subject to repurchase at the exercise price of any shares purchased upon exercise in the event of termination of the optionee's employment with the Company (other than due to death or disability). The Company's repurchase right is reduced by either twenty percent (20%) or twenty five percent (25%) on each anniversary of the grant date. The options may be exercised either by payment in cash of the exercise price or, at the discretion of the Board, by tendering shares of Common Stock having a fair market value equal to the option exercise price.

     Amendment. The Board has the right to amend, suspend, or terminate the 1989 Plan at any time, provided, however, that unless approved by the stockholders of the Company, no amendment or change in the 1989 Plan will be effective: (i) increasing the total number of shares of Common Stock which may be issued under the 1989 Plan; or (ii) altering the class of persons to whom options may be granted. Without the written consent of an optionee, no amendment or suspension of the 1989 Plan shall alter or impair any option previously granted to the optionee under the Plan.

     Certain Tax Consequences. No taxable income is realized by an optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the optionee's employer for Federal income tax purposes. If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (ii) the optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the employer. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-ISO. For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-ISO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

     With respect to non-ISOs (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Individuals subject to Section 16(b) of the Exchange Act will recognize ordinary income at the time of exercise of a non-ISO as noted above, provided at least six months have elapsed from the date of grant to the date of exercise. In the event that less than six months have elapsed, such individual will recognize ordinary income at the time such six month period elapses in an amount equal to the excess of the fair market value of the shares on such date over the exercise price.

     Optionees are strongly advised to consult with their individual tax advisers to determine their personal tax consequences resulting from the grant and/or exercise of options under the 1989 Plan.

     Current Grants. As of the date hereof, 132 employees have been granted 10-year options under the 1989 Plan to purchase an aggregate of 727,517 shares of the Company's Common Stock at a weighted average exercise price of $3.42 per share. Options to purchase 108,000 shares of Common Stock at an exercise price of $4.20 per share were granted under the 1989 Plan to Mr. Anthony White, the Company's Chairman of the Board and Chief Executive Officer, in 1996. Except as set forth above, no awards of options under the 1989 Plan were made to the Company's executive officers and directors in 1996. As of December 31, 1996, under the 1989 Plan, options to purchase an aggregate of (i) 553,819 shares of Common Stock at a weighted average exercise price of $1.88 per share have been granted to current executive officers of the Company as a group, and (ii) 173,698 shares of Common Stock at a weighted average exercise price of $4.94 per share have been granted to all employees of the Company excluding executive officers. No awards of options under the 1989 Plan have been made to non-employee directors.

  1996 Stock Incentive Plan

     Administration and Eligibility. The Company has adopted the 1996 Plan for officers, directors, employees, and consultants of the Company or any of its subsidiaries. The 1996 Plan, as originally adopted, authorizes the issuance of up to 400,000 shares of Common Stock upon the exercise of stock options or in connection with the issuance of restricted stock. The Amendments, authorized by the Board of Directors (and submitted for stockholder approval under Proposal 2 hereof), authorize the issuance of up to an additional 325,000 shares of Common Stock upon the exercise of stock options or in connection with the issuance of restricted stock. The 1996 Plan authorizes the granting of stock options and restricted stock to employees, officers, directors and consultants of the Company and its subsidiaries and non-discretionary automatic awards of stock options to non-employee directors of the Company. The 1996 Plan provides for its administration by either a committee of two or more outside directors or the Board of Directors (the "Administrator"). In general, the Administrator, in its sole discretion, determines which eligible employees, officers, directors and consultants of the Company and its subsidiaries may participate in the 1996 Plan and the type, extent and terms of the equity-based awards to be granted to them. In the event of a change in control, as defined in the 1996 Plan, all options will become immediately vested and exercisable and the restrictions with regard to restricted stock will lapse unless the Administrator provides otherwise.

     Options. Options granted to employees may either be ISOs or non-ISOs. Each option has a maximum term of ten years from the date of the grant, subject to early termination. The Administrator may determine the exercise price provided that such price may not be less than the fair market value of the Common Stock on the date of grant. At the discretion of the Administrator, the exercise price of the options may be paid in cash, by tendering of shares of Common Stock having a fair market value equal to the exercise price of such option.

     Restricted Stock. The Administrator may make grants of restricted stock for cash or other consideration, as the Administrator determines. The number of shares of Common Stock granted to each grantee will be determined by the Administrator. Grants of restricted stock will be made subject to such restrictions and conditions as the Administrator may determine in its sole discretion, including periods of restriction on transferability (the "Restriction Period") during which time the grant may be required to be deposited with an escrow agent, if the Administrator so determines. During the Restriction Period, if any, a grantee may be given the right, at the discretion of the Administrator, to vote the shares subject to the grant and the right to receive any regular cash dividends paid thereon. If a grantee's employment or service for the Company terminates, or in the event of the occurrence of certain other events determined by the Administrator, the grant will terminate with respect to all shares as to which the restrictions have not lapsed and those shares must be returned to the Company.

     Formula Awards. The 1996 Plan, as originally adopted, provides for the automatic grant to each of the Company's non-employee directors of options ("Formula Awards"), which have a ten (10) year term and become exercisable in four (4) equal annual installments commencing on the first anniversary of the grant thereof, to purchase (i) 2,000 shares of Common Stock on the date of the Company's annual meeting of stockholders, and (ii) 4,000 shares of Common Stock simultaneously with the commencement of service as a director. The Amendments authorized by the Board of Directors (and submitted for stockholder approval under Proposal 2 hereof), authorize the automatic grant to each of the Company's non-employee directors of options, which have a ten (10) year term, to purchase
(i) 8,000 shares of Common Stock on the date of the Company's annual meeting of stockholders, 4,000 of which become exercisable on the six month anniversary of the date of grant and 4,000 of which become exercisable in four equal annual installments commencing the first anniversary of the date of grant, and (ii) 4,000 shares of Common Stock simultaneously with the commencement of service as a Director, which become exercisable in four equal annual installments commencing the first anniversary of the date of grant. The options have an exercise price equal to the fair market value of the Common Stock on the date of grant. Options granted to non-employee Directors do not qualify as ISOs within the meaning of 422A of the Code.

     Amendment. The Board has the right to amend, suspend or terminate the 1996 Plan at any time, provided, however, that unless ratified by the Company's stockholders within 12 months thereafter, no amendment or change in the 1996 Plan will be effective: (i) increasing the total number of shares of Common Stock which may be issued under the 1996 Plan; (ii) changing the minimum option exercise price; (iii) extending the term of the 1996 Plan or the period during which any option may be granted or exercised; (iv) altering in any way the class of persons eligible to participate in the 1996 Plan; or (v) materially increasing the benefits accruing to participants under the 1996 Plan.

     Certain Tax Consequences. No taxable income is realized by an optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (i) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the optionee's employer for Federal income tax purposes. If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (ii) the optionee's employer will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the employer. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a non-ISO. For purposes of determining whether an optionee is subject to any alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a non-ISO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

     With respect to non-ISOs (i) no income is realized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise, and the optionee's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. Individuals subject to Section 16(b) of the Exchange Act will recognize ordinary income at the time of exercise of a non-ISO as noted above, provided at least six months have elapsed from the date of grant to the date of exercise. In the event that less than six months have elapsed, such individual will recognize ordinary income at the time such six month period elapses in an amount equal to the excess of the fair market value of the shares on such date over the exercise price.

     The granting of an award of restricted stock does not result in taxable income to the recipient unless the recipient elects to report the award as taxable income under Section 83(b) of the Internal Revenue Code. Absent such an election, the value of the award is considered taxable income once it is vested and distributed. Dividends are paid concurrent with, and in an amount equal to, ordinary dividends and are taxable as paid. If a Section 83(b) election is made, the recipient recognizes ordinary income in the amount of the total value on the date of grant and the Company receives a corresponding tax deduction. Any gain or loss subsequently experienced will be a capital gain or loss to the recipient and the Company does not receive an additional tax deduction.

     Optionees are strongly advised to consult with their individual tax advisers to determine their personal tax consequences resulting from the grant and/or exercise of options or the issuance and sale of restricted stock under the 1996 Plan.

     Current Grants. As of the date hereof, 106 persons have been granted 10-year options under the 1996 Plan to purchase an aggregate of 172,250 shares of the Company's Common Stock at a weighted average exercise price of $21.72 per share. Options to purchase an aggregate of 8,000 shares of Common Stock under the 1996 Plan at a weighted average exercise price of $24.75 per share were granted to the Company's non-employee directors in 1996. As of December 31, 1996, no awards of options under the 1996 Plan have been made to the Company's executive officers and employees, and, except as set forth above, no awards of options under the 1996 Plan have been made to the Company's directors.

401(k) PLAN

     The 401(k) Plan of the Company provides that each participant may contribute up to seventeen percent (17%) of his or her pre-tax gross compensation (up to a statutorily prescribed annual limit of $9,500 in 1997). The percentage elected by certain highly compensated participants may be required to be lower. Subject to certain limitations, the 401(k) Plan requires the Company to pay matching additional contributions to the 401(k) Plan at the rate of fifty percent (50%) of the employees contribution up to a maximum of six percent (6%) of each employee's contribution. All amounts contributed by employee participants and earnings on these contributions are fully vested at all times. Employee participants may elect to invest their contributions in various established funds.

COMPENSATION OF DIRECTORS

     Directors who are full-time employees of the Company receive no additional compensation for service as directors. During the fiscal year ended December 31, 1996, each non-employee director received a Formula Award grant of 4,000 options under the 1996 Plan. Subject to shareholder approval of the Amendments, the 1996 Plan will provide for the automatic grant to each of the Company's non-employee directors of options to purchase (i) 8,000 shares the Common Stock on the date of the Company's annual meeting of stockholders and (ii) 4,000 shares of Common Stock simultaneously with the commencement of service as a Director.

     During the fiscal year ended December 31, 1996, each non-employee director was paid a fee of $1,250 for each Board and committee meeting attended. All directors are reimbursed for all reasonable expenses incurred on behalf of the Company. Antony H. Lee, a director of the Company, and the Company have an arrangement whereby Mr. Lee shall be compensated for rendering certain consulting services to the Company at the rate of $2,500 per day or $1,250 per half-day, which services are unrelated to his service as a director of the Company.

                           COMMITTEES; BOARD MEETINGS

     The Company has an Audit Committee composed of Messrs. White, Kenny and Lee. During the fiscal year ended December 31, 1996, the Audit Committee met on one occasion for the purpose of (i) approving the selection of the Company's independent auditors; (ii) reviewing the arrangements and scope of the audit; and (iii) reviewing the Company's internal accounting procedures and controls and recommendations of the Company's auditors.

     The Company has a Compensation Committee composed of Messrs. White, Kenny and Lee. During the fiscal year ended December 31, 1996, the Compensation Committee met on one occasion for the purpose of establishing and reviewing the Company's policies and guidelines with respect to the compensation of executive officers.

     The Board of Directors of the Company held five meetings during the fiscal year ended December 31, 1996. No incumbent director attended fewer than 75% of the aggregate of such Board meetings and the number of meetings of each committee of which he is a member.

     The Company does not have a Nominating Committee.

                              CERTAIN TRANSACTIONS

     Pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of November 30, 1990, amended as of December 5, 1991 and amended and restated as of December 15, 1992, among the Company, various investors named therein (the "Investors"), M. Anthony White and Karl M. Friedman, the Company (i) sold to the Investors an aggregate of $4,032,000 principal amount of its subordinated debt having an interest rate of 8.51% per annum, (ii) issued an aggregate of 2,700,000 shares of its Series B Convertible Preferred Stock for a purchase price of $100,000, (iii) issued 45,900 shares of its Series A Redeemable Preferred Stock for a purchase price of $1,700,000 and
(iv) issued Stock Purchase Warrants expiring in 1999. The Securities Purchase Agreement also provided for the grant of certain registration rights with respect to Common Stock owned by the Investors. In connection with the consummation on October 2, 1996 of the initial public offering of the Common Stock, the Securities Purchase Agreement was terminated and the parties thereto, including Messrs. White and Friedman, were granted two demand registration rights and unlimited piggyback registration rights, pursuant to a registration Rights Agreement dated as of August 5, 1996, which terminates on the earlier of August 4, 1999 or the date on which there are no registerable securities outstanding.

     In December 1996 Karl M. Friedman announced his intention to resign as an Executive Officer and Director of the Company. In connection with such announcement, Mr. Friedman entered into an agreement with the Company, dated December 9, 1996, as amended, pursuant to which he agreed to the early termination of his Employment Agreement and to make his resignation as a director and officer of the Company effective no later than the earlier of June 30, 1997 or thirty days after a successor Chief Financial Officer commences employment with the Company. Such agreement provides, among other things, that Mr. Friedman will be paid and receive salary and bonuses and other benefits under his Employment Agreement through June 30, 1997.

                                   PROPOSAL 2

                   AMENDMENT OF THE 1996 STOCK INCENTIVE PLAN

     The Company currently has one stock incentive plan for employees, directors and consultants pursuant to which new options or restricted stock may be granted for the purchase of Common Stock. The purpose of the 1996 Plan is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to employees, officers, directors and consultants to promote the growth and success of the Company's business. Because of the competitive nature of the market place in which the Company operates, the 1996 Plan has become particularly important for the Company to be able to continue to retain and attract key management and directors.

     The 1996 Plan, as originally adopted, authorizes the issuance of up to 400,000 shares of Common Stock upon the exercise of stock options or in connection with the issuance of restricted stock, and, as of April 14, 1996, has available for grant 227,750 shares of Common Stock. The number of available shares is insufficient to accommodate the present needs of the Company for the use of stock options and restricted stock to attract and retain a new Chief Financial Officer, as well as other employees, officers,directors and consultants of the Company.

     In addition, the 1996 Plan, as originally adopted, provides for the automatic grant to each of the Company's non-employee directors of ten year options which become exercisable in four (4) equal annual installments commencing on the first anniversary of the grant thereof to purchase (i) 2,000 shares of Common Stock on the date of the Company's annual meeting of stockholders and (ii) 4,000 shares of Common Stock simultaneously with the commencement of service as a director. The Board of Directors believes that in order to be able to continue to attract and retain the best available individuals to serve as non-employee directors, the current option compensation package for non-employee directors must be enhanced.

     As a result, the Board of Directors adopted resolutions which provide for
(i) the increase the number of shares of Common Stock authorized for issuance under the 1996 Plan from 400,000 to 725,000, (ii) the increase of the Formula Award to each of the Company's non-employee directors to a) an annual grant of options to purchase 8,000 shares of Common Stock on the date of the Company's annual meeting of stockholders, 4,000 of which become exercisable on the six month anniversary of the date of grant and 4,000 of which become exercisable in four equal annual installments commencing the first anniversary of the date of grant, and b) a grant of options to purchase 4,000 shares of Common Stock simultaneously with the commencement of service as a director, which become exercisable in four equal annual installments commencing the first anniversary of the date of grant, and (iii) the Amendment and Restatement of the 1996 Plan in the form attached hereto as Exhibit A to reflect the foregoing Amendments. The Board of Directors believes the foregoing Amendments will enable the Company to continue to implement its compensation philosophy of incentivising employees, officers, directors and consultants to promote the growth and success of the Company's business while rewarding such individuals for their efforts on behalf of the Company. The Board of Directors, therefore, believes that the Amendments are in the best interests of the Company and its stockholders and will recommend to the Meeting that the stockholders ratify and approve the adoption of the Amendments.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION AND APPROVAL OF THE ADOPTION OF THE AMENDMENTS.

                                   PROPOSAL 3

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The firm of Price Waterhouse LLP has audited the financial statements of the Company for each of the three fiscal years ended December 31, 1996. The Board of Directors desires to continue the services of Price Waterhouse LLP for the current fiscal year ending December 31, 1997. Accordingly, the Board of Directors will recommend to the Meeting that the stockholders ratify the appointment by the Board of Directors of the firm of Price Waterhouse LLP to audit the financial statements of the Company for the current fiscal year. Representatives of that firm are expected to be present at the Meeting, shall have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. In the event the stockholders do not ratify the appointment of Price Waterhouse LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE APPOINTMENT OF PRICE WATERHOUSE LLP.

                                 MISCELLANEOUS

ANNUAL REPORT

     The Company's Annual Report for the fiscal year ended December 31, 1996 is being mailed to stockholders contemporaneously with this Proxy Statement.

FORM 10-KSB

     UPON THE WRITTEN REQUEST OF A RECORD HOLDER OR BENEFICIAL OWNER OF COMMON STOCK ENTITLED TO VOTE AT THE MEETING, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996. REQUESTS SHOULD BE MAILED TO CORPORATE SECRETARY, ABACUS DIRECT CORPORATION, 8774 YATES DRIVE, WESTMINSTER, COLORADO 80030.

COST OF SOLICITATION

     The cost of soliciting proxies has been or will be paid by the Company. In addition to solicitation by mail, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners, and the Company will, upon request, reimburse them for their reasonable expenses in doing so. To the extent necessary in order to assure sufficient representation, officers and regular employees of the Company and a commercial proxy solicitation firm may be engaged to assist in the solicitation of proxies. Whether either measure will be necessary depends entirely upon how promptly proxies are received. No outside proxy solicitation firm has been selected or employed by the Company in respect of the Meeting as of the date of this Proxy Statement, and the Company is unable to estimate the costs to it of any such services.

PROPOSALS OF SECURITY HOLDERS

     Proposals of security holders to be presented at the annual meeting of stockholders to be held in 1998 must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting no later than January 3, 1998.

     Stockholders are urged to send in their proxies without delay.

                                            M. ANTHONY WHITE,
                                            Chief Executive Officer

Dated: April 30, 1997

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                           ABACUS DIRECT CORPORATION
                           1996 STOCK INCENTIVE PLAN

1. PURPOSE

     The purpose of the Amended and Restated Abacus Direct Corporation 1996 Stock Incentive Plan (the "Plan") is to provide a means through which the Company and its Subsidiaries and Affiliates may attract able persons to enter and remain in the employ of the Company and its Subsidiaries and Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Subsidiaries and Affiliates can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Subsidiaries and Affiliates and promoting an identity of interest between stockholders and these employees.

     So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options and Restricted Stock Awards, or any combination of the foregoing. The Plan also provides for the automatic formula grant of Nonqualified Stock Options to Non-Employee Directors.

2. DEFINITIONS

     The following definitions shall be applicable throughout the Plan.

     (a) "Affiliate" means any affiliate of the Company within the meaning of 17 CFR sec. 230.405.

     (b) "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award or Director Stock Award.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Cause" means the Company, a Subsidiary or Affiliate having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Company or a Subsidiary or Affiliate or, in the absence of such an employment, consulting or other agreement, upon (i) the determination by the Committee that the Participant has ceased to perform his duties to the Company, a Subsidiary or Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee's determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company, a Subsidiary or Affiliate or (iii) the Participant having been convicted of a felony.

     (e) "Change in Control" shall be deemed to have occurred upon:

          (i) any "person" as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), is or becomes the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities;

          (ii) during any period of two consecutive years (not including any period prior to the date that the Common Stock of the Company opens for regular trading on an established trading market), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i), (iii), or (iv) of this section) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors;

          (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than forty percent (40%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

          (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company except to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

     Notwithstanding anything above to the contrary, a change in control shall not be deemed to have occurred (i) in the event of a merger of the Company with Abacus Direct Corporation, a Colorado corporation, so long as the Company is the surviving entity in such merger, and (ii) prior to the consummation of the Company's initial public offering.

     (g) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     (h) "Committee" means the Stock Option Committee or such other committee appointed by the Board consisting of two or more Outside Directors (as hereinafter defined) or the Board.

     (i) "Common Stock" means the common stock par value $0.001 per share, of the Company.

     (j) "Company" means Abacus Direct Corporation, a Delaware corporation.

     (k) "Date of Grant" means the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

     (l) "Director Stock Option" means the Award of a Nonqualified Stock Option to Non-Employee Directors pursuant to Section 9.

     (m) "Director Stock Option Agreement" means the agreement entered into with respect to a Director Stock Option pursuant to Section 9.

     (n) "Disability" means the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced as determined by the Committee based upon medical evidence acceptable to it.

     (o) "Eligible Person" means any (i) person regularly employed by the Company, a Subsidiary or Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company, a Subsidiary or Affiliate including a director that is serving on the Committee; or (iii) consultant to the Company, a Subsidiary or Affiliate.

     (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and as may be amended from time to time.

     (q) "Fair Market Value" on a given date means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; (iii) if the Stock is not listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

     (r) "Holder" means a Participant who has been granted an Award.

     (s) "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an Incentive Stock Option pursuant to Section 422 of the code.

     (t) "Non-Employee Director" means a director of the Company who is not also an employee of the Company.

     (u) "Nonqualified Stock Option" means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

     (v) "Normal Termination" means termination of employment or service with the Company and all Subsidiaries and Affiliates:

          (i) Upon retirement pursuant to the retirement plan of the Company, a Subsidiary or Affiliate, as may be applicable at the time to the Participant in question;

          (ii) On account of Disability;

          (iii) With the written approval of the Committee; or

          (iv) By the Company, a Subsidiary or Affiliate without Cause.

     (w) "Option" means an Award granted under Section 7 of the Plan.

     (x) "Option Period" means the period described in Section 7(c).

     (aa) "Option Price" means the exercise price set for an Option described in
Section 7(a).

     (ab) "Outside Director" means a person who is (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

     (ac) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 and a Non-Employee Director who has received an automatic grant of Restricted Stock pursuant to Section 9.

     (ad) "Performance Goals" means the performance objectives of the Company, a Subsidiary or Affiliate during a Restricted Period established for the purpose of determining whether, and to what extent, Awards will be earned for a Restricted Period.

     (ae) "Plan" means the Company's Amended and Restated 1996 Stock Incentive Plan.

     (af) "Restricted Period" means, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 8.

     (ag) "Restricted Stock" means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in
Section 8.

     (ah) "Restricted Stock Award" means an Award of Restricted Stock granted under Section 8 of the Plan.

     (ai) "Securities Act" means the Securities Act of 1933, as amended.

     (aj) "Stock" means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan

     (ak) "Stock Option Agreement" means the agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties as required in Section 7(d).

     (al) "Subsidiary" means any subsidiary of the Company as defined in Section 424(f) of the Code

3. EFFECTIVE DATE, DURATION AND SHAREHOLDER APPROVAL

     The Plan is effective as of August 15, 1996, the date of adoption of the Plan by the Board. The effectiveness of the Plan and the validity of any and all Awards granted pursuant to the Plan is contingent upon approval of the Plan by the stockholders of the Company in a manner which complies with Rule 16b-3 promulgated pursuant to the Exchange Act and Section 422(b)(1) of the Code. Unless and until the stockholders approve the Plan in compliance therewith, no Award granted under the Plan shall be effective. See Section 15 for the applicability of the stockholder approval requirements of Section 162(m) of the Code.

     The expiration date of the Plan, after which no Awards may be granted hereunder, shall be August 30, 2006; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of Awards previously granted have been settled.

4. ADMINISTRATION

     The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

     Subject to the provisions of the Plan, the Committee shall have exclusive power to:

     (a) Select the Eligible Persons to participate in the Plan;

     (b) Determine the nature and extent of the Awards, other than Director Stock Options, to be made to each Participant;

     (c) Determine the time or times when Awards, other than Director Stock Options, will be made;

     (d) Determine the duration of each Award Period and Restricted Period, except with respect to a Director Stock Option;

     (e) Determine the conditions to which the payment of Awards, other than Director Stock Options, may be subject;

     (f) Prescribe the form of Stock Option Agreement or other form or forms evidencing Awards; and

     (g) Cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options and shares of Restricted Stock awarded to each Participant, the expiration date and the duration of any applicable Restricted Period.

     The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

5. GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN

     The Committee may, from time to time, grant Awards of Options, and/or Restricted Stock, to one or more Participants; provided, however, that:

     (a) Subject to Section 14, the aggregate number of shares of Stock made subject to all Awards may not exceed 725,000 (subject to increase or decrease pursuant to Section 11);

     (b) Such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In the event any Option or Restricted Stock, shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan to the fullest extent permitted by Rule 16b-3 under the Exchange Act (if applicable at the time); and

     (c) Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase.

6. ELIGIBILITY

     Participation shall be limited to Eligible Persons who have received notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. DISCRETIONARY GRANT OF STOCK OPTIONS

     The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a Subsidiary. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

     (a) Option price. The exercise price ("Option Price") per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, and subject to
Section 7(e), the Fair Market Value of a share of Stock at the Date of Grant, and (ii) in the case of a Non-Qualified Stock Option, the Fair Market Value of a share of Stock at the Date of Grant, unless the Committee, in its sole discretion, determines to grant a discount Option in lieu of a reasonable amount of salary or cash bonus, in which case, 65% of the Fair Market Value of a share of stock at the Date of Grant; provided, however, that following the date that the exemption from the application of Section 162(m) of the Code described in
Section 15 (or any other exemption having similar effect) ceases to apply to Options, all Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall have an Option Price per share of Stock no less than the Fair Market Value of a share of Stock on the Date of Grant.

     (b) Manner of exercise and form of payment. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, or (ii) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Option Price.

     (c) Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period"); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires. Unless otherwise stated in the applicable Option Agreement, the Option shall expire earlier than the end of the Option Period in the following circumstances:

          (i) If prior to the end of the Option Period, the Holder shall undergo a Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is three months after the date of such Normal Termination. In such event, the Option shall remain exercisable by the Holder until its expiration, only to the extent the Option was exercisable at the time of such Normal Termination.

          (ii) If the Holder dies prior to the end of the Option Period and while still in the employ or service of the Company, a Subsidiary or Affiliate, or within three months of Normal Termination, the Option shall expire on the earlier of the last day of the Option Period or the date that is twelve months after the date of death of the Holder. In such event, the Option shall remain exercisable by the person or persons to whom the Holder's rights under the Option pass by will or the applicable laws of descent and distribution until its expiration, only to the extent the Option was exercisable by the Holder at the time of death

          (iii) If the Holder ceases employment or service with the Company and all Subsidiaries and Affiliates for reasons other than Normal Termination or death, the Option shall expire immediately upon such cessation of employment or service.

     (d) Stock Option Agreement -- Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Stock Option Agreement, which shall be subject to the following terms and conditions:

          (i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

          (ii) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder
     purchases the share or when the Option expires           .

          (iii) Subject to Section 10(k), Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder's lifetime only by him.

          (iv) Each Option shall vest and become exercisable by the Holder in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

          (v) Each Stock Option Agreement may contain a provision that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Holder or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

          (vi) Each Incentive Stock Option Agreement shall contain a provision requiring the Holder to notify the Company in writing immediately after the Holder makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Holder acquired the Stock by exercising the Incentive Stock Option.

     (e) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Holder who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

     (f) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

     (g) Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock option surrendered.

8. DISCRETIONARY RESTRICTED STOCK AWARDS

     (a) Award of Restricted Stock

          (i) The Committee shall have the authority to grant Restricted Stock Awards to Eligible Persons, (2) to issue or transfer Restricted Stock to Participants, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock shall be granted or become vested and the number of shares or units to be covered by each grant.

          (ii) The Holder of a Restricted Stock Award shall execute and deliver to the Company an Award agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Holder pending the release of the applicable restrictions, the Holder additionally shall execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, and (ii) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. If a Participant shall fail to execute a Restricted Stock agreement and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in
     Section 8(b), the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Holder or withheld by the Company and held in escrow pursuant to the escrow agreement subject to the restrictions set forth in
     Section 8(b) below, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Cash dividends or stock dividends so withheld by the Committee shall not be subject to forfeiture.

          (iii) Upon the Award of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Holder to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any stock certificate held by it registered in the name of the Holder.

     (b) Restrictions.

          (i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award agreement: (1) if an escrow arrangement is used, the Holder shall not be entitled to delivery of the stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the Award agreement; (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and the Award Agreement and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Holder to such shares (including all rights to dividends) and as a shareholder shall terminate without further obligation on the part of the Company.

          (ii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award such action is appropriate.

     (c) Restricted Period. The Restricted Period of Restricted Stock shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock indicated in a schedule established by the Committee.

     (d) Forfeiture Provisions. Except to the extent determined by the Committee and reflected in the underlying Award agreement, in the event a Holder terminates employment with the Company and all Subsidiaries and Affiliates during a Restricted Period, that portion of the Award with respect to which restrictions have not expired ("Non-Vested Portion") shall be treated as follows.

          (i) Upon the voluntary resignation of a Participant or discharge by the Company, a Subsidiary or Affiliate for Cause, the Non-Vested Portion of the Award shall be completely forfeited.

          (ii) Upon Normal Termination, the Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and shall be received as soon as practicable following such Normal Termination.

          (iii) Upon death, the Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and be paid to the Participant's beneficiary as soon as practicable following death.

     (e) Delivery of Restricted Stock. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, the restrictions set forth in Section 8(b) and the Award agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Holder, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Holder's account with respect to such Restricted Stock and the interest thereon, if any.

     (f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear the following legend until the lapse of all restrictions with respect to such Stock:

          "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a Restricted Stock Agreement, dated as
     of           , between Abacus Direct Corporation and           . A copy of
     such Agreement is on file at the offices of the Company at 8774 Yates Drive, Westminster, Colorado 80030."

     Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

9. AUTOMATIC GRANTS OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS

     A Non-Employee Director shall be automatically granted a Nonqualified Stock Option to purchase 4,000 shares of Stock (the "Initial Option") upon the date the Non-Employee Director begins service as a non-employee director on the board (even if previously an employee director). Thereafter, for the remainder of the term of the Plan and provided he remains a Non-Employee Director of the Company, on the date of each of the Company's Annual Meeting of Stockholders, each Non-Employee Director shall be automatically granted without further action by the Board or the Committee a Nonqualified Stock Option to purchase 8,000 shares of Stock (the "Annual Option"). All such Options granted to Non-Employee Directors shall collectively hereinafter be referred to as Director Stock Options.

     (a) Option Price; Term. All Director Stock Options shall have an Option Price per share equal to the Fair Market Value of a share of Stock on the Date of Grant. The Initial Option and 4,000 shares of each Annual Option shall vest and become exercisable over a period of four years at the rate of 25% of each grant annually on each of the four consecutive anniversaries of the Date of Grant directly following the Date of Grant provided the Non-Employee Director's services as a director continue through each such anniversary. The remaining 4,000 shares of each such Annual Option shall vest and become exercisable six months following the Date of Grant provided the Non-Employee Director's services as a director continue through such time. The term of each Director Stock Option ("Term"), after which each such Option shall expire, shall be ten years from the date of Grant.

     (b) Expiration. If prior to the expiration of the Term of a Director Stock Option the Non-Employee Director shall cease to be a member of the Board for any reason other than his death, the Director Stock Option shall expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Director Stock Option, a Non-Employee Director shall cease to be a member of the Board by reason of his death, the Director Stock Option shall expire on the earlier of the expiration of the Term or the date that is one year after the date of such cessation. In the event a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Director Stock Options shall thereafter be exercisable until their expiration only to the extent that such Director Stock Options were exercisable at the time of such cessation.

     (c) Director Stock Option Agreement. Each Director Stock Option shall be evidenced by a Director Stock Option Agreement, which shall contain such provisions as may be determined by the Committee; provided, however, that such provisions shall not be inconsistent with the provisions of Rule 16b-3 pursuant to the Exchange Act.

     (d) Nontransferability; Exclusive Grant. Subject to Section 10(k), Non-Employee Director Options shall not be transferable except by will or the laws of descent and distribution and shall be exercisable during the Non-Employee Director's lifetime only by him. Non-Employee Directors are eligible to receive Awards under this Plan in addition to (and not in lieu of) any Awards pursuant to this Section 9.

10. GENERAL

     (a) Additional Provisions of an Award. Awards under the Plan also may be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award agreement.

     (b) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

     (c) Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the

Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     (d) Tax Withholding. Notwithstanding any other provision of the Plan, the Company, a Subsidiary or an Affiliate, as appropriate, shall have the right to deduct from all Awards cash and/or Stock, valued at Fair Market Value on the date of payment, in an amount necessary to satisfy all Federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, prior to delivery of such Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Stock. Subject in particular cases to the approval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner.

     (e) Claim to Awards and Employment Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

     (f) Designation and Change of Beneficiary. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award of Restricted Stock, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

     (g) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

     (h) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     (i) Governing law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

     (j) Funding. Except as provided under Section 7, no provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

     (k) Nontransferability. A person's rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Holder's death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution; provided, however, the Committee may, in its sole discretion, allow for transfer of Awards other than Incentive Stock Options to other persons or entities, subject to such conditions or limitations as it may establish to ensure that Awards intended to be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act continue to be so exempt or for other purposes.

     (l) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

     (m) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

     (n) Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

     (o) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     (p) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

     (q) Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company, a Subsidiary or Affiliate.

11. CHANGES IN CAPITAL STRUCTURE

     Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards and the maximum number of shares of Stock with respect to which any one person may be granted Options during any year shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment in Incentive Stock Options under this Section 11 shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, following the date that the exemption from the application of Section 162(m) of the Code described in Section 15 (or any other exemption having similar effect) ceases to apply to Awards, with respect to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without a loss of deductibility for Awards under Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

     Notwithstanding the above, in the event of any of the following:

     A. The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

     B. All or substantially all of the assets of the Company are acquired by another person;

     C. The reorganization or liquidation of the Company; or

     D. The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above, then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this Section 11 may be varied by the Committee in any particular Award agreement.

12. EFFECT OF CHANGE IN CONTROL

     Except to the extent reflected in a particular Award agreement:

     (a) In the event of a Change in Control, notwithstanding any vesting schedule with respect to an Award of Options (including Director Stock Options), or Restricted Stock, such Option shall become immediately exercisable with respect to 100 percent of the shares subject to such Option, and the Restricted Period shall expire immediately with respect to 100 percent of such shares of Restricted Stock.

     (b) In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

     (c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participant's rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets

     (d) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise, at the time an Option is granted to a participant hereunder, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

          (i) the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within thirty
     (30) days of the Change in Control;

          (ii) the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Option, including, but not limited to, an identical or better exercise schedule; and

          (iii) the Alternative Option must have economic value substantially equivalent to the value of such Option (determined at the time of the Change in Control).

13. NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

14. AMENDMENTS AND TERMINATION

     The Board may at any time terminate the Plan. Subject to Section 11, with the express written consent of an individual Participant, the Board or the Committee may cancel or reduce or otherwise alter outstanding Awards if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, however, that without further stockholder approval neither the Board nor the Committee shall make any amendment to the Plan which would materially alter the Plan or which would specifically:

     (a) Materially increase the maximum number of shares of Stock which may be issued pursuant to Awards, except as provided in Section 11;

     (b) Change the minimum Option Price;

     (c) Extend the maximum Option Period;

     (d) Extend the termination date of the Plan; or

     (e) Change the class of persons eligible to receive Awards under the Plan;

and further provided, however, that the provisions of Section 9 shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

15. EFFECT OF SECTION 162(M) OF THE CODE

     The Plan, and all Awards issued thereunder, are intended to be exempt from the application of Section 162(m) of the Code, which restricts under certain circumstances the Federal income tax deduction for compensation paid by a public company to named executives in excess of $1 million per year. The exemption is based on Treasury Regulation Section 1.162-27(f) as in effect on the effective date of the Plan, with the understanding that such regulation generally exempts from the application of Section 162(m) of the Code compensation paid pursuant to a plan that existed before a company becomes publicly held. The Committee may, without stockholder approval (unless otherwise required to comply with Rule 16b-3 under the Exchange Act), amend the Plan retroactively and/or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company's Federal income tax deduction for compensation paid pursuant to the Plan. To the extent that the Committee determines as of the Date of Grant of an Award that
(i) the Award is intended to comply with

Section 162(m) of the Code and (ii) the exemption described above is no longer available with respect to such Award, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

                                  DETACH HERE



                                 [ABACUS LOGO]
                           Abacus Direct Corporation
         Proxy - For the Annual Meeting of Stockholders - June 6, 1997


P
R
O
X
Y

     The undersigned stockholder of ABACUS DIRECT CORPORATION, revoking any previous proxy for such stock, hereby appoints M. Anthony White and Daniel C. Snyder, or either of them, the attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote all shares of Common Stock of ABACUS DIRECT CORPORATION which the undersigned is entitled to vote at the Annual Meeting of Stockholders, or any adjournments or postponements thereof, to be held on June 6, 1997 at 9:30 A.M. (EST) at the RIHGA Hotel, 151 West 54th Street, New York, New York, on all matters coming before said meeting.

     In the event no contrary instructions are indicated by the undersigned stockholder, the proxies designated hereby are authorized to vote the shares as to which this proxy is given FOR proposals 1 and 2 and 3, all of which are set forth on this card, and in the discretion of the proxies on any other matters.

     The Board of Directors Recommends a Vote FOR each of the proposals.

                          (continued on reverse side)

                                  SEE REVERSE
                                      SIDE

                                  DETACH HERE

[X]     Please mark votes
        as in this example.

        PLEASE MARK BOXES IN BLUE OR BLACK INK.

        1. Election of four Directors.
        Nominees: M. Anthony White, Daniel C. Snyder,
                  Frank Kenny and Antony H. Lee

                [ ] FOR         [ ] WITHHELD

        [ ] _____________________________________________
            (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line provided above.


                                             FOR   AGAINST   ABSTAIN
        2. Ratification and approval of the  [ ]     [ ]       [ ]
           adoption of certain amendments to
           the 1996 Stock Incentive Plan.

        3. Ratification of Price Waterhouse  [ ]     [ ]       [ ]
           LLP as Accountants.

                                I plan to attend the
           MARK HERE            annual meeting of
           FOR ADDRESS          stockholders on
           CHANGE AND    [ ]    Friday, June 6, 1997           [ ]
           NOTE AT LEFT         at the RIHGA Royal
                                Hotel in New York City

        PLEASE SIGN, DATE AND MAIL IN THE ENVELOPE PROVIDED.

        Please sign here exactly as your name(s) appear(s) on this proxy. If signing for an estate, trust or corporation, title or capacity should be stated. If shares are held jointly, each holder should sign. If a partnership, sign in partnership name by authorized person.

Signature ______________________________________   Date ____________________



Signature ______________________________________   Date ____________________